                        THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of the 17th day of April, 1998 (the "AMENDMENT DATE"), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"); THE TORONTO-DOMINION BANK, BANKBOSTON, N.A., ST. PAUL BANK FOR COOPERATIVES, COBANK, FLEET NATIONAL BANK, FIRST NATIONAL BANK OF MARYLAND, SOCIETE GENERALE, NEW YORK BRANCH and MERITA BANK LTD NEW YORK BRANCH (the "BANKS"); BANKBOSTON, N.A. AND ST. PAUL BANK FOR COOPERATIVES, as co-agents (the "CO-AGENTS"); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "ADMINISTRATIVE AGENT") for the Banks;

                             W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent, the Co-Agents and the Banks are parties to that certain Loan Agreement, dated as of May 1, 1997, as amended by that certain First Amendment to Loan Agreement, dated as of August 4, 1997, and that certain Second Amendment to Loan Agreement, dated as of December 30, 1997 (as hereafter further amended, modified, supplemented and restated from time to time, the "LOAN AGREEMENT"); and

     WHEREAS, the Borrower has requested that the Banks permit the Borrower to incur up to $150,000,000 of paid-in-kind preferred equity (the "PIK EQUITY") and up to $200,000,000 of subordinated Indebtedness (the "SUB DEBT"); and

     WHEREAS, the Administrative Agent, the Co-Agents and the Banks have agreed to permit the Borrower to incur such additional Indebtedness on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1. AMENDMENT TO SECTION 7.1. Section 7.1 of the Loan Agreement, INDEBTEDNESS OF THE BORROWER AND ITS SUBSIDIARIES, is hereby amended by inserting the following new Section 7.1(i) and (j) to read as follows:

     "(i) Exchangeable preferred equity of the Borrower which does not exceed $150,000,000 in an aggregate original issue amount after the Agreement Date; PROVIDED that such preferred equity is issued
           (A) with the repayment terms set
           forth on SCHEDULE 1 attached to the Third Amendment to this Agreement and (B) having other terms and conditions substantially similar to those set forth on SCHEDULE 1 to the Third Amendment to this Agreement; and"

     "(j) Other Indebtedness of the Borrower which does not exceed $200,000,000 in the aggregate after the Agreement Date; PROVIDED such additional Indebtedness (A) is subordinated to the Obligations on terms and conditions satisfactory to the Majority Banks, (B) has the repayment terms set forth on SCHEDULE 1 to the Third Amendment to this Agreement, and (C) has other terms and conditions substantially similar to those set forth on SCHEDULE 1 to the Third Amendment to this Agreement."

     2. AMENDMENT TO LOAN DOCUMENTS. All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendment contained in this Amendment.

     3. USES OF PROCEEDS. In consideration of the Amendment, the Borrower agrees that the proceeds of any preferred equity raised under Section 7.1(i) of the Loan Agreement (the "PIK EQUITY PROCEEDS") shall be used to repay the Obligations then outstanding; PROVIDED, HOWEVER, any such repayment from the PIK Equity Proceeds shall not reduce the Commitment. In addition, the Borrower shall apply the proceeds of any subordinated Indebtedness raised under Section 7.1(j) of the Loan Agreement (the "SUB DEBT PROCEEDS") by either (A) depositing one-hundred percent (100%) of the Sub Debt Proceeds in a special purpose account of the Borrower pending the closing of (the "ATLANTIC CLOSING") the transactions described in that certain Asset Purchase Agreement among Atlantic Cellular Company, L.P., Atlantic Cellular/New Hampshire RSA Number One Limited Partnership, on the one hand, and RCC Atlantic, Inc. and Rural Cellular Corporation, on the other hand, dated as of February 13, 1998 (the "ATLANTIC PURCHASE AGREEMENT"), or (B) applying a portion of the Sub Debt Proceeds to repay the Obligations outstanding after application of the PIK Equity Proceeds and depositing the remaining balance of the Sub Debt Proceeds in a special purpose account of the Borrower to be used solely in connection with the Atlantic Closing. In addition, if, for any reason, the Atlantic Closing shall not occur on or prior to September 30, 1998, (i) all or a portion of the Sub Debt proceeds deposited in a special purpose account of the Borrower in accordance with this Amendment shall be withdrawn from such account and contemporaneously used to permanently repay Sub Debt; and (ii) if the Borrower has made a repayment of the Obligations, the Borrower may, in compliance with the Loan Agreement, reborrow under the Commitment up to the amount of such repayment, PLUS all accrued interest, fees and premiums associated with the repurchase or other redemption of Sub Debt, PROVIDED that such amounts reborrowed are used as a permanent repayment or other cancellation of the Sub Debt. Notwithstanding any of the foregoing or anything contained in the Loan Agreement to the contrary, from the date on which the Borrower receives the PIK Equity Proceeds until the earlier to occur of the Atlantic closing (or other termination of the Borrower's obligations under the Atlantic Purchase Agreement) and September 30, 1998, the Available

Commitment, subject to the terms and conditions of the Loan Agreement, shall not exceed $20,000,000, PLUS fees, costs and expenses associated with the issuance of the PIK Equity and the Sub Debt. Notwithstanding anything in the Loan Agreement to the contrary, so long as no Default then exists or would be caused thereby, the Borrower may (A) make scheduled payments of interest with respect to the Sub Debt, and (B) make scheduled payments with respect to the PIK Equity from the portion of Excess Cash Flow for the preceding fiscal year not required to repay the Loans.

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby reaffirms each and every representation and warranty heretofore made by it under or in connection with the Loan Agreement or the Loan Documents (including, without limitation, those representations and warranties with respect to Borrower's Subsidiaries), as such representations and warranties are amended hereby, as fully as though such representations and warranties had been made on the date hereof. Borrower hereby further represents and warrants that (a) Borrower and each of its Subsidiaries has the power and authority to enter into this Amendment and the other instruments, documents or agreements executed by such party pursuant hereto or in connection herewith (the "Amendment Documents") and to perform all of its obligations hereunder and thereunder; (b) the execution and delivery of this Amendment and the Amendment Documents have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower and each of its Subsidiaries; and (c) the execution and delivery of this Amendment and the Amendment Documents and performance thereof by Borrower and each of its Subsidiaries does not and will not violate the Articles of Incorporation, By-laws or other organizational documents of such party and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to such party or its properties.

     5. EFFECT OF AMENDMENT; NO NOVATION. Except as expressly set forth herein, the Loan Agreement shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of Borrower to the Banks, and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby. The terms of this Amendment are not intended to and do not serve as a novation as to the Loan Agreement or the Notes or the indebtedness evidenced thereby. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Loan Agreement or any document executed in connection therewith. Instead it is the express intention to affirm the Loan Agreement and the security created thereby.

     6. NO OTHER AMENDMENT OR WAIVER. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the Co-Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Co-Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance).

Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Co-Agents and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Co-Agents and the Banks, or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     7. LOAN DOCUMENTS. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     9. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     10. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first written.

BORROWER:                     RURAL CELLULAR CORPORATION, a Minnesota
                              corporation

                              By:    /s/ Wesley E. Schultz
                                  --------------------------------------------
                                    Its:   Vice President - Finance  CFO
                                         -------------------------------------

ADMINISTRATIVE AGENT:         TORONTO DOMINION (TEXAS), INC., as
CO-AGENTS AND BANKS:          Administrative Agent

                              By:   /s/ Diane Bailey
                                  --------------------------------------------
                                    Its:    VP
                                         -------------------------------------

                              BANKBOSTON, N.A., as a Co-Agent and a Bank

                              By:    /s/ Shepard D. Rainie
                                  --------------------------------------------
                                    Its:   Managing Director
                                         -------------------------------------

                              ST. PAUL BANK FOR COOPERATIVES, as a Co-Agent and a Bank

                              By:    /s/ Marvin L. Lindo
                                  --------------------------------------------
                                    Its:   Senior Vice President
                                         -------------------------------------

                                                     RURAL CELLULAR CORPORATION
                                              THIRD AMENDMENT TO LOAN AGREEMENT
                                                               SIGNATURE PAGE 1

                              THE TORONTO-DOMINION BANK, as a Bank

                              By:    /s/ Diane Bailey
                                  --------------------------------------------
                                    Its:   Mgr Cr Admin
                                         -------------------------------------

                              COBANK, as a Bank

                              By:    /s/ Fred Matthes
                                  --------------------------------------------
                                    Its:   Vice President
                                         -------------------------------------

                              FLEET NATIONAL BANK, as a Bank

                              By:    /s/ Richard E. Anderson
                                  --------------------------------------------
                                    Its:   Senior Vice President
                                         -------------------------------------

                              FIRST NATIONAL BANK OF MARYLAND, as a Bank

                              By:    /s/ W. Blake Hampson
                                  --------------------------------------------
                                    Its:   Vice President
                                         -------------------------------------

                              SOCIETE GENERALE, NEW YORK BRANCH, as a Bank

                              By:    /s/ John Sadik-Khan
                                  --------------------------------------------
                                    Its:   Vice President
                                         -------------------------------------

                                                     RURAL CELLULAR CORPORATION
                                              THIRD AMENDMENT TO LOAN AGREEMENT
                                                               SIGNATURE PAGE 2

                              MERITA BANK LTD NEW YORK BRANCH, as a Bank


                              By:    /s/ Gerald E. Chelius
                                  --------------------------------------------
                                    Its:   Senior Vice President
                                         -------------------------------------

                              By:    /s/ Charles J. Lansdown
                                  --------------------------------------------
                                    Its:   Vice President
                                         -------------------------------------

                                                     RURAL CELLULAR CORPORATION
                                              THIRD AMENDMENT TO LOAN AGREEMENT
                                                               SIGNATURE PAGE 3

                                  SCHEDULE I

                                 THE OFFERINGS

     The following summary descriptions of the Senior Subordinated Notes and Exchangeable Preferred Stock are qualified in entirety by the more detailed information set forth under the caption "Description of Senior Subordinated Notes" and "Description of Exchangeable Preferred Stock and Exchange Debentures" contained elsewhere in this Offering Memorandum.


                                         % SENIOR SUBORDINATED NOTES DUE 2008
                                    ------------------------------------------

Notes Offered.....................  $_______ million aggregate principal amount of ___% Senior
                                    Subordinated Notes due 2008.

Maturity..........................  ______________, 2008

Interest Payment Due..............  ______ and  _________ of each year, commencing
                                    ______________, 1998.

Optional Redemption...............  The Senior Subordinated Notes will be redeemable, in whole or in part, at the option of the Company at any
                                    time on or after ________1, 2003 at the redemption prices
                                    set forth herein, plus accrued and unpaid interest, if
                                    any, to the date of redemption. In addition, at any time
                                    prior to __________, 2001, the Company may redeem up to [25%]
                                    of the principal amount of Senior Subordinated Notes
                                    actually issued under the Indenture from the net proceeds
                                    of a Qualifying Event (as defined herein) at a redemption
                                    price equal to __________% (expressed as a percentage
                                    of the stated principal amount thereof), together
                                    with accrued and unpaid interest to but excluding
                                    the date fixed for redemption; provided that at least
                                    $[___] million in aggregate principal amount of Senior
                                    Subordinated Notes remain outstanding immediately after the occurrence of such redemption. See "Description of Senior
                                    Subordinated Notes -- Senior Subordinated Optional Redemption."

Limitations on Use of Proceeds;
Proceeds Purchase Offer...........  All net proceeds received by the Company from the Note
                                    Offering shall be applied to Atlantic Acquisition or,
                                    as set forth below, to repay indebtedness under the
                                    Company's Existing Credit Facility pending the
                                    Atlantic Acquisition. Pending the consummation of the
                                    Atlantic Acquisition, all net proceeds from the
                                    Offering shall be held by the Company in a separate
                                    bank account, except to the extent such proceeds are used
                                    to repay indebtedness under the Existing Credit Facility
                                    (which repayment out of such proceeds shall be
                                    permitted only if the lenders thereunder unconditionally
                                    consent to allow an amount equal to the amount repaid
                                    from the proceeds of the Offerings, and any accrued
                                    and unpaid interest then



                                    to be reborrowed for the sole purpose of funding a
                                    repurchase of the Senior Subordinated Notes in the
                                    event that the Atlantic Acquisition does not occur
                                    within 120 days following the closing of the sale of
                                    the Senior Subordinated Notes pursuant to a Proceeds
                                    Purchase Offer (as defined herein).

                                    In the event that all of the net proceeds of the
                                    sale of the Senior Subordinated Notes have not
                                    been so applied, directly or indirectly, to the Atlantic
                                    Acquisition, within 120 days of the closing of the
                                    sale of the Senior Subordinated Notes, then the
                                    Company will make an offer (a "Proceeds Purchase Offer")
                                    to all holders of Senior Subordinated Notes to purchase
                                    on a pro rata basis, at a price of 101% of the
                                    principal amount thereof plus accrued and unpaid interest
                                    to the purchase date, all Senior Subordinated Notes that
                                    may be purchased at such price with such unapplied
                                    net proceeds.

Ranking...........................  The Senior Subordinated Notes will be general unsecured obligations of the Company and will be senior
                                    subordinated obligations of the Company, subordinated
                                    in right of payment to Senior Indebtedness (as defined
                                    herein) and senior or PARI PASSU in right of payment to
                                    all future Subordinated Indebtedness (as defined
                                    herein) of the Company. At December 31, 1997, on a pro
                                    forma basis, after giving effect to the Pending
                                    Acquisitions and the Offerings, Senior Indebtedness
                                    aggregated approximately $___ million, (including $___
                                    million of secured borrowings under the Existing Credit
                                    Facility). In addition, all existing and future
                                    indebtedness and other liabilities of the Company's
                                    Subsidiaries will be effectively senior in right of
                                    payment to the Senior Subordinated Notes. The Notes
                                    Indenture (as defined herein) will allow the Company to
                                    incur additional indebtedness. See "Description of
                                    Senior Subordinated Notes -- Certain Covenants."

Certain Covenants.................  The Indenture imposes certain limitations on the ability of the Company and its Restricted
                                    Subsidiaries (as defined herein) to, among other things,
                                    incur Indebtedness (as defined herein), make Restricted
                                    Payments (as defined herein), effect certain Asset Sales
                                    (as defined herein), enter into certain transactions with
                                    Affiliates and Related Persons (as defined herein), merge
                                    or consolidate with any other person or transfer all or
                                    substantially all of their properties and assets. See
                                    "Description of Senior Subordinated Notes -- Certain
                                    Covenants."



Change of Control.................  Upon the occurrence of a Change of Control (as defined herein), the Company will make an offer to all
                                    holders of the Senior Subordinated Notes to
                                    purchase on a pro rata basis at a price of 101%
                                    of the principal amount thereof, plus accrued and
                                    unpaid interest thereon, if any, to the repurchase date.

Events of Default.................  Events of Default under the Senior Subordinated Indenture include failure to pay principal or interest on the
                                    Senior Subordinated Notes, failure to make payments on
                                    other indebtedness, breach of certain covenants,
                                    certain events of bankruptcy and insolvency and other
                                    customary events. See "Description of Senior
                                    Subordinated Notes --Events of Default and Remedies."

                                    EXCHANGEABLE PREFERRED STOCK OFFERING
                                    -------------------------------------
Exchangeable Preferred Stock
Offered...........................  _____________ Shares of _____% Exchangeable Preferred
                                    Stock.

Liquidation Preference............  $1,000 per share, plus accumulated and unpaid dividends.

Ranking...........................  The Exchangeable Preferred Stock will be senior to all classes of common stock and junior Exchangeable
                                    Preferred Stock of the Company with respect to dividend
                                    rights and rights on liquidation, winding up and
                                    dissolution of the Company.

Mandatory Redemption..............  _____________, 2010 (subject to the legal availability of funds therefor) at a redemption price of 100% of the
                                    liquidation preference thereof, plus, without
                                    duplication, accumulated and unpaid dividends to the
                                    date of redemption.

Optional Redemption...............  The Exchangeable Preferred Stock will be redeemable in whole or in part, at the option of the Company at any
                                    time on or after __________, 2003 at the redemption
                                    prices set forth herein, plus accumulated and unpaid
                                    dividends (if any) to the date of redemption.

                                    In addition, prior to ___________, 2001, the Company may
                                    redeem up to [25%] of the aggregate of the liquidation
                                    preference of the Exchangeable Preferred Stock issued
                                    and outstanding with the net proceeds of a Qualifying
                                    Event (as defined herein), provided that at least
                                    [$________] in liquidation preference of such
                                    securities must remain outstanding after the occurrence
                                    of such redemption. See "Description of Exchangeable
                                    Preferred Stock and Exchange Debentures -- Optional



                                    Redemption."

Change of Control.................  Within 30 days following a Change of Control, as defined herein, each holder of Exchangeable Preferred Stock and
                                    Exchange Debentures will have the right to require the
                                    Company to repurchase such holder's Exchangeable
                                    Preferred Stock or Exchange Debentures at a purchase
                                    price equal to 101% of the then effective liquidation
                                    preference thereof, plus, as applicable without
                                    duplication, accumulated and unpaid dividends to the
                                    date of purchase.

Dividends.........................  Dividends will accrue from the Issue Date and will be payable quarterly commencing __________,1998 at a rate
                                    per annum of ____% of the then effective liquidation
                                    preference thereof. Dividends may be paid, at the
                                    Company's option, on any dividend payment date
                                    occurring on or before either _______ in cash or by the
                                    issuance of additional shares of Exchangeable Preferred
                                    Stock having an aggregate liquidation preference equal
                                    to the amount of such dividends.

Voting Rights.....................  The Exchangeable Preferred Stock will be non-voting, except as otherwise required by law and as provided in
                                    the Certificate of Designation. The Certificate of
                                    Designation will provide that upon (i) the accumulation
                                    of accrued and unpaid dividends on the outstanding
                                    Exchangeable Preferred Stock in an amount equal to six
                                    full quarterly dividends (whether or not consecutive);
                                    (ii) the failure of the Company to satisfy any
                                    mandatory redemption or repurchase obligation with
                                    respect to the Exchangeable Preferred Stock; (iii) the
                                    failure of the Company to make a Change of Control
                                    offer on the terms and in accordance with the
                                    provisions contained in the Certificate of
                                    Designations; (iv) the failure of the Company to comply
                                    with any of the other covenants or agreements set forth
                                    in the Certificate of Designation and the continuance
                                    of such failure for [30] days consecutive days or more;
                                    or (v) the failure to pay, when due, the principal,
                                    interest or premium aggregating [$_________ or more]
                                    with respect to any Indebtedness of the Company or any
                                    Restricted Subsidiary or the final maturity of debt is
                                    accelerated, then the holders of a majority of the
                                    outstanding shares of Exchangeable Preferred Stock,
                                    voting as a separate class, will be entitled to elect
                                    the lesser of two directors and that number of
                                    directors constituting 25% of the members of the Board
                                    of Directors.



Ranking...........................  The Certificate of Designations will provide that the
                                    Company will not authorize any class of Senior Stock
                                    (as defined herein) or any class of Parity Stock (as
                                    defined herein) without the affirmative vote or consent
                                    of holders of at least (i) 66 2/3% of the shares of
                                    Exchangeable Preferred Stock then outstanding with
                                    respect to Senior Stock; and (ii) a majority of the
                                    shares of Exchangeable Preferred Stock then outstanding
                                    with respect to Parity Stock; PROVIDED, that up to
                                    [______] additional shares of Exchangeable Preferred
                                    Stock may be issued by the Company without the approval
                                    of the holders of the Exchangeable Preferred Stock.

Exchange Option...................  The Exchangeable Preferred Stock may be exchanged, in whole but not in part, at the option of the Company
                                    for ____% Senior Subordinated Exchange Debentures due
                                    2010 (the "Exchange Debentures") in an aggregate
                                    principal amount equal to the liquidation preference of
                                    the shares of Exchangeable Preferred Stock plus
                                    accumulated and unpaid dividends, if any, to the date
                                    of change.

                                            % SENIOR SUBORDINATED NOTES DUE 2010
                                    --------------------------------------------



Notes Offered.....................  $_______ million aggregate principal amount of ____%
                                    Exchange Debentures due 2010.

Maturity..........................  __________, 2010.

Interest Payment Due..............  ________________ and _______________ of each year, commending _____________,____.

Optional Redemption...............  The Exchange Debentures will be redeemable, in whole or in part, at the option of the Company at any time on or
                                    after _______1, 2010, at the redemption prices set forth
                                    herein, plus accrued and unpaid interest, if any, to the
                                    date of redemption. In addition, at any time prior to
                                    ________, 2001, the Company may redeem up to [25%] of the
                                    principal amount of Exchange Debentures, if any,
                                    actually issued under the Exchange Indenture from the
                                    net proceeds of a Qualifying Event (as defined herein)
                                    at a redemption price equal to ____% (expressed as a
                                    percentage of the stated principal amount thereof),
                                    together with accrued and unpaid interest to but
                                    excluding the date fixed for redemption; provided that
                                    at least $[__] million in aggregate principal amount of
                                    Senior Subordinated Notes and Exchange Debentures, in
                                    the aggregate, remain outstanding immediately after the


                                    occurance of such redemption. See "Description of
                                    Exchange Debentures -- Optional Redemption."

Ranking...........................  The Exchange Debentures will be general unsecured obligations of the Company and will be senior
                                    subordinated obligations of the Company, subordinated
                                    in right of payment to Senior Indebtedness and senior
                                    or PARI PASSU in right of payment to all future
                                    Subordinated Indebtedness of the Company. In addition,
                                    all existing and future indebtedness and other
                                    liabilities of the Company's Subsidiaries will be
                                    effectively senior in right of payment to the Exchange
                                    Debentures. The Exchange Indenture (as defined herein)
                                    will allow the Company to incur additional
                                    indebtedness. See "Exchange Debentures -- Certain
                                    Covenants."

Certain Covenants.................  The Exchange Indenture imposes certain limitations on the ability of the Company and its Restricted
                                    Subsidiaries to, among other things, incur
                                    Indebtedness, make Restricted Payments, effect certain
                                    Asset Sales, enter into certain transactions with
                                    Affiliates and Related Persons, merge or consolidate
                                    with any other person or transfer all or substantially
                                    all of their properties and assets. See "Description of
                                    Exchange Debentures --Certain Covenants."

Change of Control.................  Upon the occurrence of a Change of Control, the Company will make an offer to all holders of the Exchange
                                    Debentures to purchase on a pro rata basis at a price
                                    of 101% of the principal amount thereof plus accrued and
                                    unpaid interest thereon, if any, to the repurchase date.

Events of Default.................  Events of Default under the Exchange Indenture include failure to pay principal or interest on the Exchange
                                    Debentures, failure to make payments on other
                                    indebtedness, breach of certain covenants, certain
                                    events of bankruptcy and insolvency and other customary
                                    events. See "Description of Exchange Debentures --
                                    Events of Default and Remedies."